Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 2

INCREMENTAL AMENDMENT NO. 2 dated as of March 10, 2015 (this “Incremental Amendment”), by and among KINDRED HEALTHCARE, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”) under the Credit Agreement (as defined below), each INCREMENTAL TERM LENDER (as defined below) and each of the other CREDIT PARTIES party hereto.

WHEREAS, reference is hereby made to the Fourth Amended and Restated Term Loan Credit Agreement dated as of November 25, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among the Borrower, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrower may request Incremental Term Loans by, among other things, entering into an Incremental Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting Incremental Term Loans in an aggregate principal amount set forth on Schedule A hereto (the “Incremental Term Loans” and the commitments relating thereto, the “Incremental Term Loan Commitments”) pursuant to Section 2.18(a) of the Credit Agreement, which upon funding shall be in the form of a fungible increase to the Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Incremental Amendment (the “Existing Term Loans”) having the terms and subject to the conditions set forth herein and in the Credit Agreement;

WHEREAS, the Persons party to this Incremental Amendment as lenders with respect to the Incremental Term Loans (such Persons and any permitted assignees thereof, the “Incremental Term Lenders”) have indicated their willingness to make such Incremental Term Loans on the terms and subject to the conditions herein; and

WHEREAS, J.P. Morgan Securities LLC has agreed to act as lead arranger and bookrunner (in such capacities, the “Lead Arranger”) in arranging this Incremental Amendment, which the Borrower acknowledges hereby.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Incremental Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Incremental Amendment is a “Financing Document” and an “Incremental Amendment,” each as defined under the Credit Agreement.

Section 2. Incremental Term Loans.

(a) Subject to the satisfaction of the conditions set forth in Section 8 herein, each Incremental Term Lender severally agrees to make Incremental Term Loans to the Borrower on the Incremental Term

Loan Closing Date (as defined below) in the amount of such Incremental Term Lender’s Incremental Term Loan Commitment as set forth on Schedule A hereto (and upon making such Incremental Term Loans, such Incremental Term Lender’s Incremental Term Loan Commitment shall be automatically and permanently reduced to $0).

(b) The Incremental Term Loans shall have terms identical to the Existing Term Loans, except as otherwise set forth in this Incremental Amendment.

(c) The Incremental Term Loans shall be made as a single Eurodollar Borrowing, with an initial Interest Period that commences on the Incremental Term Loan Closing Date and ends on the last day of the Interest Period applicable to the Existing Term Loans. During such initial Interest Period, the Adjusted LIBO Rate applicable to the Incremental Term Loans shall be the same Adjusted LIBO Rate applicable for the Existing Term Loans as of the Incremental Term Loan Closing Date.

(d) The parties hereto agree that (i) any Borrowing Request in respect of the Incremental Term Loans requested under this Incremental Amendment may be delivered by 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing for such Incremental Term Loans and (ii) the Borrowing Request in respect of such Incremental Term Loans may be made conditional on the effectiveness of this Incremental Amendment.

(e) Each Incremental Term Lender and each Loan Party acknowledges and agrees that upon the Incremental Term Loan Closing Date, such Incremental Term Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Financing Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(f) All of the parties hereto agree that the Incremental Term Loans will upon funding, be an increase in the Existing Term Loans, will constitute “Term Loans” for all purposes of the Credit Agreement and the other Financing Documents and will, together with the Existing Term Loans, be treated as one class of Term Loans. The parties shall treat the Incremental Term Loans as being fungible with the Existing Term Loans for U.S. federal income tax purposes.

(g) This Incremental Amendment shall be deemed an Incremental Amendment for purposes of Section 2.18(d) of the Credit Agreement and the Credit Agreement shall be deemed amended to reflect the terms herein.

Section 3. Maturity Date. The Incremental Term Loans will mature on April 9, 2021 (the “Incremental Term Loan Maturity Date”).

Section 4. Amortization. Section 2.07(a) of the Credit Agreement shall be deemed amended to reflect that the Borrower shall also repay to the Administrative Agent for the ratable account of each Term Lender (which Term Lenders shall include, for the avoidance of doubt, the Lenders holding any Existing Term Loans or Incremental Term Loans), (a) in quarterly installments on the last Business Day of each March, June, September and December, commencing on March 31, 2015, an aggregate principal amount equal to 0.25% of the product of (i) the sum of (x) the aggregate principal amount of all Existing Term Loans outstanding immediately prior to the Incremental Term Loan Closing Date and (y) the aggregate principal amount of Incremental Term Loans on the Incremental Term Loan Closing Date and (ii) a fraction, the numerator of which is the aggregate principal amount of the Existing Term Loans funded on the Third Amendment and Restatement Effective Date and the denominator of which is equal to the aggregate principal amount of Existing Term Loans outstanding immediately prior to the Incremental Term Loan Closing Date, after such product is rounded to the nearest full Dollar (for the avoidance of doubt, and rounding to the nearest full Dollar, such repayment amount shall be, from and after the Incremental Term Loan Closing Date, $3,002,513 on each such last Business Day of March, June, September and December) (which payments shall be reduced as a result of the application of prepayments in accordance with Section 2.07 of the Credit Agreement) and (b) on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date.

Section 5. Fees. The Borrower agrees to pay on the Incremental Term Loan Closing Date to the Administrative Agent for the account of each Incremental Term Lender party to this Incremental Amendment on the Incremental Term Loan Closing Date, as compensation for the funding of such Incremental Term Lender’s Incremental Term Loan, a closing fee (the “Incremental Term Loan Closing Fee”) (which may be in the form of OID) in an amount equal to 0.50% of such Incremental Term Lender’s Incremental Term Loans made on the Incremental Term Loan Closing Date. Such Incremental Term Loan Closing Fee will be in all respects fully earned, due and payable on the Incremental Term Loan Closing Date, to the extent such Incremental Term Lender funds its Incremental Term Loan, and non-refundable and non-creditable thereafter and may be netted against Incremental Term Loans made by such Incremental Term Lender.

Section 6. Credit Agreement Governs. Except as set forth in this Incremental Amendment, the Incremental Term Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Financing Documents.

Section 7. Representations and Warranties. By its execution of this Incremental Amendment, each Credit Party hereby certifies that:

(a) this Incremental Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable debtor relief laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing;

(b) the execution, delivery and performance of this Incremental Amendment and the other documents executed in connection herewith (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Laws with respect to such Credit Party or the Organizational Documents of such Credit Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any contractual obligation to which such Credit Party is party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Credit Party (other than Permitted Liens);

(c) immediately after the Incremental Term Loan Closing Date (after giving effect to the incurrence of the Incremental Term Loans), (a) the fair value of the assets of the Borrower, and the fair value of the assets of the Consolidated Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise of the Borrower, and of the Consolidated Subsidiaries on a consolidated basis, respectively, (b) the present fair saleable value of the property of the Borrower, and the present fair saleable value of the property of the Consolidated

Subsidiaries on a consolidated basis, will exceed the amount that will be required to pay the probable liability of the debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, of the Borrower, and of the Consolidated Subsidiaries on a consolidated basis, respectively, (c) the Borrower, and the Consolidated Subsidiaries on a consolidated basis, will be able to pay their respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (d) neither the Borrower, nor the Consolidated Subsidiaries on a consolidated basis, will have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and proposed to be conducted after the Incremental Term Loan Closing Date (after giving effect to the incurrence of the Incremental Term Loans);

(d) at the time of and immediately after giving effect to the incurrence of the Incremental Term Loans, no Event of Default has occurred and is continuing;

(e) the representations and warranties of each Credit Party set forth in the Credit Agreement and the other Financing Documents are true and correct in all material respects on and as of the Incremental Term Loan Closing Date (after giving effect incurrence of the Incremental Term Loans) (it being understood that, to the extent that any such representation or warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation or warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein));

(f) at the time of and immediately after giving effect to the incurrence of the Incremental Term Loans, the Borrower is in compliance with the financial covenants set forth in Article 6 of the Credit Agreement on a Pro Forma Basis; and

(g) as of the Incremental Term Loan Closing Date, the Senior Secured Leverage Ratio is equal to or less than 3.50:1.00, calculated on a Pro Forma Basis after giving effect to the incurrence of the Incremental Term Loans.

Section 8. Effectiveness. This Incremental Amendment shall become effective as of the date hereof (the “Incremental Term Loan Closing Date”), subject to the satisfaction of the following conditions:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Incremental Term Lenders and (iii) the Administrative Agent, either (x) counterparts of this Incremental Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Incremental Amendment.

(b) (i) at the time of and immediately after giving effect to the incurrence of the Incremental Term Loans, no Event of Default shall have occurred and be continuing, (ii) the representations and warranties (x) of each Credit Party set forth in the Financing Documents and (y) in Section 7 herein shall be true and correct in all material respects as of the Incremental Term Loan Closing Date (after giving effect to the incurrence of the Incremental Term Loans) (it being understood that, to the extent that any such representation and warranty specifically refers to an earlier date, it shall be true and correct in all material respects as of such earlier date and any such representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)), (iii) at the time of and immediately after giving effect to the incurrence of the Incremental Term Loans, the Borrower shall be in compliance with the financial covenants set forth in Article 6 of the Credit Agreement on a Pro Forma Basis and (iv) as of the

Incremental Term Loan Closing Date, the Senior Secured Leverage Ratio is equal to or less than 3.50:1.00, calculated on a Pro Forma Basis after giving effect to the incurrence of the Incremental Term Loans.

(c) The Administrative Agent and the Lead Arranger shall have received on or prior to such date, in immediately available funds, payment or reimbursement (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment or reimbursement) of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Incremental Amendment, including, without limitation, the Incremental Term Loan Closing Fee for the account of each Incremental Term Lender party to this Incremental Amendment, and all reasonable invoiced fees and expenses of Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent and the Lead Arranger, to the extent invoiced at least two (2) Business Days prior to such date.

(d) The Administrative Agent shall have received a duly executed certificate of an appropriate officer of each Credit Party, certifying (i) that the copies of such Credit Party’s Organizational Documents (x) as previously certified and delivered to the Administrative Agent, remain in full force and effect as of the Incremental Term Loan Closing Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Credit Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Incremental Term Loan Closing Date, (ii) that the copies of such Credit Party’s resolutions approving and adopting the Financing Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies and in full force and effect as of the Incremental Term Loan Closing Date and (iii) as to incumbency certificates identifying the officers of such Credit Party that are authorized to execute this Incremental Amendment and to act on such Credit Party’s behalf in connection with this Incremental Amendment and who will execute this Incremental Amendment.

(e) The Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Credit Party from such Credit Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority.

(f) The Administrative Agent shall have received customary duly executed opinions of (i) Cleary Gottlieb Steen & Hamilton LLP, as special counsel to the Borrower, (ii) Co-General Counsel and Corporate Secretary of the Borrower, (iii) Richards, Layton & Finger P.A., as Delaware counsel to the Borrower, (iv) Baker Botts L.L.P, as Texas counsel to the Borrower, (v) Belin McCormick, P.C., as Iowa counsel to the Borrower, (vi) Armstrong Teasdale LLP, as Kansas and Missouri counsel to the Borrower and (vii) Manatt Phelps & Phillips, as California counsel to the Borrower, in each case, dated as of the Incremental Term Loan Closing Date and in a form reasonably satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received a certificate of an appropriate officer of the Borrower certifying that the conditions set forth in Section 2.18(b) of the Credit Agreement with respect to the Incremental Term Loans and Section 8(b) herein are satisfied as of the Incremental Term Loan Closing Date.

(h) The Administrative Agent shall have received a “Life-of-Loan” flood determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and (y) evidence of insurance as required by the Credit Agreement in form and substance satisfactory to the Administrative Agent.

(i) The Administrative Agent shall have received at least two Business Days prior to the Incremental Term Loan Closing Date to the extent requested no later than ten days prior to the Incremental Term Loan Closing Date, all documentation and other information related to the Borrower and the Guarantors required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(j) The Administrative Agent shall have received a Borrowing Request relating to the Borrower’s request for the borrowing of the Incremental Term Loans in accordance with this Incremental Amendment.

Section 9. Post-Closing Requirements. Within ninety (90) days after the Incremental Term Loan Closing Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each real property encumbered by a Mortgage, the Administrative Agent shall have received, with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent, either:

(a) email correspondence provided to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the real property encumbered by a Mortgage is located substantially to the effect that:

(x) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Secured Obligations (as defined in the Mortgage), including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Incremental Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties (as defined in the Mortgage); and

(y) no other documents, instruments, filings, recordings, rerecordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Secured Obligations, including the Secured Obligations evidenced by the Credit Agreement, as amended pursuant to this Incremental Amendment, and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(b) such other documentation with respect to each real property encumbered by a Mortgage, in each case in form and substance reasonably acceptable to the Administrative Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, if reasonably determined to be necessary or advisable by the Administrative Agent:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Incremental Amendment, duly executed and acknowledged by the applicable Credit Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii) a favorable opinion, addressed to the Administrative Agent and the Secured Parties (as defined in the Security Agreement) covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii) a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage (for the avoidance of doubt, for title policies related to real property in Texas, the form T-38 endorsement and a title search shall satisfy this requirement);

(iv) evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 9(b) and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 9(b).

Section 10. Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Incremental Term Loans to pay fees and expenses relating to this Incremental Amendment and to repay certain ABL Loans under the ABL Facility without permanently reducing the commitments thereunder.

Section 11. Formal Request Deemed Made. By its execution of this Incremental Amendment, the Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Incremental Amendment as the satisfaction of the requirement to give notice required to the Administrative Agent pursuant to Section 2.18(a) of the Credit Agreement.

Section 12. Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Incremental Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Financing Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Incremental Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Incremental Term Loans) pursuant to the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the Incremental Term Loans) pursuant to the Collateral Documents.

Section 13. Amendment, Modification and Waiver. This Incremental Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 14. Liens Unimpaired. After giving effect to this Incremental Amendment, neither the modification of the Credit Agreement effected pursuant to this Incremental Amendment nor the execution, delivery, performance or effectiveness of this Incremental Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Financing Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than any actions contemplated in Section 9 herein.

Section 15. Entire Agreement. This Incremental Amendment, the Credit Agreement and the other Financing Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Financing Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Incremental Amendment is a Financing Document.

Section 16. GOVERNING LAW. THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS INCREMENTAL AMENDMENT AND SHALL APPLY HERETO.

Section 17. Severability. If any provision of this Incremental Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Incremental Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18. Counterparts. This Incremental Amendment may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Incremental Amendment shall be effective as delivery of an original executed counterpart of this Incremental Amendment.

Section 19. Headings. The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 20. Roles. J.P. Morgan Securities LLC shall act as the lead arranger in connection with this Incremental Amendment and the transactions contemplated hereby and, for the avoidance of doubt, shall be considered a “Lead Arranger” for all purposes of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed and delivered by their respective authorized signatories as of the day and year first above written.

KINDRED HEALTHCARE, INC., as Borrower

By:	/s/ Joseph L. Landenwich
Name:	Joseph L. Landenwich
Title:	Co-General Counsel and Corporate Secretary

SUBSIDIARY GUARANTORS:

ABC HOSPICE, LLC

ABERDEEN HOLDINGS, INC.

ABLE HOME HEALTHCARE, INC.

ACCESS HOME HEALTH OF FLORIDA, LLC

ADVANCED ONCOLOGY SERVICES, INC.

ALPINE HOME HEALTH CARE, LLC

ALPINE HOME HEALTH II, INC.

ALPINE HOME HEALTH, INC.

ALPINE RESOURCE GROUP, INC.

AMERICAN HOMECARE MANAGEMENT CORP.

AMERICAN HOSPICE, INC.

AMERICAN VITALCARE, LLC

ASIAN AMERICAN HOME CARE, INC.

AVERY MANOR NURSING, L.L.C.

BAYBERRY CARE CENTER, L.L.C.

BETHANY HOSPICE, LLC

BRAINTREE NURSING, L.L.C.

BWB SUNBELT HOME HEALTH SERVICES, LLC

CALIFORNIA HOSPICE, LLC

CALIFORNIA NURSING CENTERS, L.L.C.

CAPITAL CARE RESOURCES OF SOUTH CAROLINA, LLC

CAPITAL CARE RESOURCES, LLC

CAPITAL HEALTH MANAGEMENT GROUP, LLC

CARE CENTER OF ROSSMOOR, L.L.C.

CENTERRE HEALTHCARE CORPORATION

CENTRAL ARIZONA HOME HEALTH CARE, INC.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

CHAPARRAL HOSPICE, INC.

CHATTAHOOCHEE VALLEY HOME CARE SERVICES, LLC

CHATTAHOOCHEE VALLEY HOME HEALTH, LLC

CHC MANAGEMENT SERVICES, LLC

CHMG ACQUISITION LLC

CHMG OF ATLANTA, LLC

CHMG OF GRIFFIN, LLC

CLEAR LAKE REHABILITATION HOSPITAL, L.L.C.

COLORADO HOSPICE, L.L.C.

COMPASS HOSPICE, INC.

COUNTRY ESTATES NURSING, L.L.C.

COURTLAND GARDENS HEALTH CENTER, INC.

CRH OF ARLINGTON, LLC

CRH OF AVON, LLC

CRH OF CLEVELAND, LLC

CRH OF DALLAS, LLC

CRH OF FORT WORTH, LLC

CRH OF INDIANAPOLIS, LLC

CRH OF LANCASTER, LLC

CRH OF LANGHORNE, LLC

CRH OF MADISON, LLC

CRH OF MEMPHIS, LLC

CRH OF OKLAHOMA CITY, LLC

CRH OF SPRINGFIELD, LLC

CRH OF ST LOUIS, LLC

CRH OF WAUKESHA, LLC

EASTERN CAROLINA HOME HEALTH AGENCY, LLC

FAITH HOME HEALTH AND HOSPICE, LLC

FAITH IN HOME SERVICES, L.L.C.

FHI GP, INC.

FHI HEALTH SYSTEMS, INC.

FHI LP, INC.

FIRST HOME HEALTH, INC.

FOCUS CARE HEALTH RESOURCES, INC.

FORESTVIEW NURSING, L.L.C.

GBA HOLDING, INC.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

GBA WEST, LLC

GENTIVA CERTIFIED HEALTHCARE CORP.

GENTIVA HEALTH SERVICES (CERTIFIED), INC.

GENTIVA HEALTH SERVICES (USA) LLC

GENTIVA HEALTH SERVICES HOLDING CORP.

GENTIVA HEALTH SERVICES, INC.

GENTIVA REHAB WITHOUT WALLS, LLC

GENTIVA SERVICES OF NEW YORK, INC.

GEORGIA HOSPICE, LLC

GILBERT’S HOME HEALTH AGENCY, INC.

GILBERT’S HOSPICE CARE OF MISSISSIPPI, LLC

GILBERT’S HOSPICE CARE, LLC

GIRLING HEALTH CARE SERVICES OF KNOXVILLE, INC.

GIRLING HEALTH CARE, INC.

GODDARD NURSING, L.L.C.

GREENBRAE CARE CENTER, L.L.C.

GREENS NURSING AND ASSISTED LIVING, L.L.C.

HARBORLIGHTS NURSING, L.L.C.

HARDEN CLINICAL SERVICES, LLC

HARDEN HC TEXAS HOLDCO, LLC

HARDEN HEALTHCARE HOLDINGS, LLC

HARDEN HEALTHCARE SERVICES, LLC

HARDEN HEALTHCARE, LLC

HARDEN HOME HEALTH, LLC

HARDEN HOME OPTION, LLC

HARDEN HOSPICE, LLC

HAVEN HEALTH, LLC

HAWKEYE HEALTH SERVICES, INC.

HEALTHFIELD HOME HEALTH, LLC

HEALTHFIELD HOSPICE SERVICES, LLC

HEALTHFIELD OF SOUTHWEST GEORGIA, LLC

HEALTHFIELD OF STATESBORO, LLC

HEALTHFIELD OF TENNESSEE, LLC

HEALTHFIELD OPERATING GROUP, LLC

HEALTHFIELD, LLC

HELIAN ASC OF NORTHRIDGE, INC.

HELIAN HEALTH GROUP, INC.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

HHS HEALTHCARE CORP.

HIGHGATE NURSING, L.L.C.

HIGHLANDER NURSING, L.L.C.

HOME HEALTH CARE AFFILIATES OF CENTRAL MISSISSIPPI, L.L.C.

HOME HEALTH CARE AFFILIATES OF MISSISSIPPI, INC.

HOME HEALTH CARE AFFILIATES, INC.

HOME HEALTH CARE OF CARTERET COUNTY, LLC

HOME HEALTH OF RURAL TEXAS, INC.

HOME HEALTH SERVICES, INC.

HOMECARE HOLDINGS, INC.

HOMECARE PLUS, INC.

HOMESTEAD HEALTH AND REHABILITATION CENTER, L.L.C.

HORIZON HEALTH CARE SERVICES, INC.

HORIZON HEALTH NETWORK LLC

HOSPICE CARE OF KANSAS AND MISSOURI, L.L.C.

HOSPICE CARE OF KANSAS, L.L.C.

HOSPICE CARE OF THE MIDWEST, L.L.C.

INTEGRACARE HOLDINGS, INC.

INTEGRACARE HOME HEALTH SERVICES, INC.

INTEGRACARE HOSPICE OF ABILENE, LLC

INTEGRACARE INTERMEDIATE HOLDINGS, INC.

INTEGRACARE OF ABILENE, LLC

INTEGRACARE OF ALBANY, LLC

INTEGRACARE OF ATHENS-HOME HEALTH, LLC

INTEGRACARE OF ATHENS-HOSPICE, LLC

INTEGRACARE OF GRANBURY, LLC

INTEGRACARE OF LITTLEFIELD, LLC

INTEGRACARE OF OLNEY HOME HEALTH, LLC

INTEGRACARE OF TEXAS, LLC

INTEGRACARE OF WEST TEXAS-HOME HEALTH, LLC

INTEGRACARE OF WEST TEXAS-HOSPICE, LLC

INTEGRACARE OF WICHITA FALLS, LLC

IOWA HOSPICE, L.L.C.

ISIDORA’S HEALTH CARE INC.

J. B. THOMAS HOSPITAL, INC.

KAH DEVELOPMENT 1, L.L.C.

KAH DEVELOPMENT 2, L.L.C.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

KAH DEVELOPMENT 3, L.L.C.

KAH DEVELOPMENT 4, L.L.C.

KAH DEVELOPMENT 5, L.L.C.

KAH DEVELOPMENT 6, L.L.C.

KAH DEVELOPMENT 7, L.L.C.

KAH DEVELOPMENT 8, L.L.C.

KAH DEVELOPMENT 9, L.L.C.

KAH DEVELOPMENT 10, L.L.C.

KAH DEVELOPMENT 11, L.L.C.

KAH DEVELOPMENT 12, L.L.C.

KAH DEVELOPMENT 13, L.L.C.

KAH DEVELOPMENT 14, L.L.C.

KAH DEVELOPMENT 15, L.L.C.

KINDRED BRAINTREE HOSPITAL, L.L.C.

KINDRED DEVELOPMENT 4, L.L.C.

KINDRED DEVELOPMENT 7, L.L.C.

KINDRED DEVELOPMENT 8, L.L.C.

KINDRED DEVELOPMENT 9, L.L.C.

KINDRED DEVELOPMENT 10, L.L.C.

KINDRED DEVELOPMENT 11, L.L.C.

KINDRED DEVELOPMENT 12, L.L.C.

KINDRED DEVELOPMENT 13, L.L.C.

KINDRED DEVELOPMENT 15, L.L.C.

KINDRED DEVELOPMENT 17, L.L.C.

KINDRED DEVELOPMENT 27, L.L.C.

KINDRED DEVELOPMENT 29, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 3, L.L.C.

KINDRED DEVELOPMENT HOLDINGS 5, L.L.C.

KINDRED HEALTHCARE OPERATING, INC.

KINDRED HEALTHCARE SERVICES, INC.

KINDRED HOSPICE SERVICES, L.L.C.

KINDRED HOSPITAL PALM BEACH, L.L.C.

KINDRED HOSPITAL-PITTSBURGH-NORTH SHORE, L.L.C.

KINDRED HOSPITALS EAST, L.L.C.

KINDRED HOSPITALS WEST, L.L.C.

KINDRED HOSPITAL-SPRINGFIELD, L.L.C.

KINDRED HOSPITAL-TOLEDO, L.L.C.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

KINDRED NEVADA, L.L.C.

KINDRED NURSING CENTERS EAST, L.L.C.

KINDRED NURSING CENTERS NORTH, L.L.C.

KINDRED NURSING CENTERS SOUTH, L.L.C.

KINDRED NURSING CENTERS WEST, L.L.C.

KINDRED REHAB SERVICES, INC.

KINDRED SYSTEMS, INC.

KND DEVELOPMENT 50, L.L.C.

KND DEVELOPMENT 51, L.L.C.

KND DEVELOPMENT 52, L.L.C.

KND DEVELOPMENT 53, L.L.C.

KND DEVELOPMENT 54, L.L.C.

KND DEVELOPMENT 55, L.L.C.

KND DEVELOPMENT 56, L.L.C.

KND DEVELOPMENT 57, L.L.C.

KND DEVELOPMENT 58, L.L.C.

KND DEVELOPMENT 59, L.L.C.

KND DEVELOPMENT 60, L.L.C.

KND DEVELOPMENT 61, L.L.C.

KND DEVELOPMENT 62, L.L.C.

KND DEVELOPMENT 63, L.L.C.

KND HOSPITAL REAL ESTATE HOLDINGS, L.L.C.

KND REAL ESTATE 1, L.L.C.

KND REAL ESTATE 2, L.L.C.

KND REAL ESTATE 3, L.L.C.

KND REAL ESTATE 4, L.L.C.

KND REAL ESTATE 5, L.L.C.

KND REAL ESTATE 6, L.L.C.

KND REAL ESTATE 7, L.L.C.

KND REAL ESTATE 8, L.L.C.

KND REAL ESTATE 9, L.L.C.

KND REAL ESTATE 10, L.L.C.

KND REAL ESTATE 11, L.L.C.

KND REAL ESTATE 12, L.L.C.

KND REAL ESTATE 13, L.L.C.

KND REAL ESTATE 14, L.L.C.

KND REAL ESTATE 15, L.L.C.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

KND REAL ESTATE 16, L.L.C.

KND REAL ESTATE 17, L.L.C.

KND REAL ESTATE 18, L.L.C.

KND REAL ESTATE 19, L.L.C.

KND REAL ESTATE 20, L.L.C.

KND REAL ESTATE 21, L.L.C.

KND REAL ESTATE 22, L.L.C.

KND REAL ESTATE 23, L.L.C.

KND REAL ESTATE 24, L.L.C.

KND REAL ESTATE 25, L.L.C.

KND REAL ESTATE 26, L.L.C.

KND REAL ESTATE 27, L.L.C.

KND REAL ESTATE 28, L.L.C.

KND REAL ESTATE 29, L.L.C.

KND REAL ESTATE 30, L.L.C.

KND REAL ESTATE 31, L.L.C.

KND REAL ESTATE 32, L.L.C.

KND REAL ESTATE 33, L.L.C.

KND REAL ESTATE 34, L.L.C.

KND REAL ESTATE 35, L.L.C.

KND REAL ESTATE 36, L.L.C.

KND REAL ESTATE 37, L.L.C.

KND REAL ESTATE 38, L.L.C.

KND REAL ESTATE 39, L.L.C.

KND REAL ESTATE 40, L.L.C.

KND REAL ESTATE 41, L.L.C.

KND REAL ESTATE 42, L.L.C.

KND REAL ESTATE 43, L.L.C.

KND REAL ESTATE 44, L.L.C.

KND REAL ESTATE 45, L.L.C.

KND REAL ESTATE 46, L.L.C.

KND REAL ESTATE 47, L.L.C.

KND REAL ESTATE 48, L.L.C.

KND REAL ESTATE 49, L.L.C.

KND REAL ESTATE 50, L.L.C.

KND REAL ESTATE 51, L.L.C.

KND REAL ESTATE HOLDINGS, L.L.C.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

KND REHAB REAL ESTATE HOLDINGS, L.L.C.

KND SNF REAL ESTATE HOLDINGS, L.L.C.

LAFAYETTE HEALTH CARE CENTER, INC.

LAFAYETTE SPECIALTY HOSPITAL, L.L.C.

LAKES HOSPICE, L.L.C.

LAUREL LAKE HEALTH AND REHABILITATION, L.L.C.

LIGHTHOUSE HOSPICE - COASTAL BEND, LLC

LIGHTHOUSE HOSPICE - METROPLEX, LLC

LIGHTHOUSE HOSPICE MANAGEMENT, LLC

LIGHTHOUSE HOSPICE PARTNERS, LLC

LIGHTHOUSE HOSPICE-SAN ANTONIO, LLC

MAINE ASSISTED LIVING, L.L.C.

MASSACHUSETTS ASSISTED LIVING, L.L.C.

MEADOWS NURSING, L.L.C.

MED. TECH. SERVICES OF SOUTH FLORIDA, INC.

MEDEQUITIES, INC.

MEDICAL HILL REHAB CENTER, L.L.C.

MED-TECH PRIVATE CARE, INC.

MED-TECH SERVICES OF DADE, INC.

MED-TECH SERVICES OF PALM BEACH, INC.

MID-SOUTH HOME CARE SERVICES, LLC

MID-SOUTH HOME HEALTH AGENCY, LLC

MID-SOUTH HOME HEALTH OF GADSDEN, LLC

MID-SOUTH HOME HEALTH, LLC

MILLS MEDICAL PRACTICES, LLC

MISSOURI HOME CARE OF ROLLA, INC.

NEW TRIUMPH HEALTHCARE OF TEXAS, LLC

NEW TRIUMPH HEALTHCARE, INC.

NEW YORK HEALTHCARE SERVICES, INC.

NORTH WEST TEXAS HOME HEALTH SERVICES, LLC

NORTHLAND LTACH, LLC

NP PLUS, LLC

NRP HOLDINGS COMPANY

NURSING CARE - HOME HEALTH AGENCY, INC.

ODYSSEY HEALTHCARE AUSTIN, LLC

ODYSSEY HEALTHCARE DETROIT, LLC

ODYSSEY HEALTHCARE FORT WORTH, LLC

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

ODYSSEY HEALTHCARE GP, LLC

ODYSSEY HEALTHCARE HOLDING COMPANY

ODYSSEY HEALTHCARE LP, LLC

ODYSSEY HEALTHCARE OF AUGUSTA, LLC

ODYSSEY HEALTHCARE OF FLINT, LLC

ODYSSEY HEALTHCARE OF MARION COUNTY, LLC

ODYSSEY HEALTHCARE OF SAVANNAH, LLC

ODYSSEY HEALTHCARE OF ST. LOUIS, LLC

ODYSSEY HEALTHCARE, INC.

OHS SERVICE CORP.

OMEGA HOSPICE, LLC

OUTREACH HEALTH SERVICES OF NORTH TEXAS, LLC

OUTREACH HEALTH SERVICES OF THE PANHANDLE, LLC

PACIFIC COAST CARE CENTER, L.L.C.

PACIFIC WEST HOME CARE, LLC

PEOPLEFIRST HOMECARE & HOSPICE OF CALIFORNIA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF COLORADO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF INDIANA, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF MASSACHUSETTS, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF OHIO, L.L.C.

PEOPLEFIRST HOMECARE & HOSPICE OF UTAH, L.L.C.

PEOPLEFIRST HOMECARE OF COLORADO, L.L.C.

PEOPLEFIRST VIRGINIA, L.L.C.

PERSONACARE OF CONNECTICUT, INC.

PERSONACARE OF HUNTSVILLE, INC.

PERSONACARE OF OHIO, INC.

PERSONACARE OF READING, INC.

PERSONACARE OF WISCONSIN, INC.

PF DEVELOPMENT 5, L.L.C.

PF DEVELOPMENT 6, L.L.C.

PF DEVELOPMENT 7, L.L.C.

PF DEVELOPMENT 8, L.L.C.

PF DEVELOPMENT 9, L.L.C.

PF DEVELOPMENT 10, L.L.C.

PF DEVELOPMENT 15, L.L.C.

PF DEVELOPMENT 16, L.L.C.

PF DEVELOPMENT 17, L.L.C.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

PF DEVELOPMENT 18, L.L.C.

PF DEVELOPMENT 19, L.L.C.

PF DEVELOPMENT 20, L.L.C.

PF DEVELOPMENT 21, L.L.C.

PF DEVELOPMENT 22, L.L.C.

PF DEVELOPMENT 23, L.L.C.

PF DEVELOPMENT 26, L.L.C.

PF DEVELOPMENT 27, L.L.C.

PHH ACQUISITION CORP.

PHHC ACQUISITION CORP.

PROFESSIONAL HEALTHCARE AT HOME, LLC

PROFESSIONAL HEALTHCARE, LLC

QC-MEDI NEW YORK, INC.

QUALITY CARE - USA, INC.

REHAB INSURANCE CORPORATION

REHAB STAFFING, L.L.C.

REHABCARE DEVELOPMENT 2, L.L.C.

REHABCARE DEVELOPMENT 3, L.L.C.

REHABCARE DEVELOPMENT 4, L.L.C.

REHABCARE DEVELOPMENT 5, L.L.C.

REHABCARE GROUP EAST, INC.

REHABCARE GROUP MANAGEMENT SERVICES, INC.

REHABCARE GROUP OF CALIFORNIA, LLC

REHABCARE GROUP OF TEXAS, LLC

REHABCARE GROUP, INC.

REHABCARE HOSPITAL HOLDINGS, L.L.C.

SALT LAKE PHYSICAL THERAPY ASSOCIATES, INC.

SATURDAY PARTNERS, LLC

SCCI HEALTH SERVICES CORPORATION

SCCI HOSPITAL – EASTON, INC.

SCCI HOSPITAL – EL PASO, INC.

SCCI HOSPITAL – MANSFIELD, INC.

SCCI HOSPITAL VENTURES, INC.

SCCI HOSPITALS OF AMERICA, INC.

SENIOR HOME CARE, INC.

SHC HOLDING, INC.

SHC REHAB, INC.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

SIENA CARE CENTER, L.L.C.

SMITH RANCH CARE CENTER, L.L.C.

SOUTHERN CALIFORNIA SPECIALTY CARE, INC.

SOUTHERN NEVADA HOME HEALTH CARE, INC.

SOUTHERN UTAH HOME HEALTH, INC.

SOUTHERN UTAH HOME OXYGEN & MEDICAL EQUIPMENT, INC.

SPECIALTY HEALTHCARE SERVICES, INC.

SPECIALTY HOSPITAL OF CLEVELAND, INC.

SPECIALTY HOSPITAL OF PHILADELPHIA, INC.

SPECIALTY HOSPITAL OF SOUTH CAROLINA, INC.

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

SYMPHONY HEALTH SERVICES, LLC

SYNERGY HEALTHCARE GROUP, INC.

SYNERGY HOME CARE-ACADIANA REGION, INC.

SYNERGY HOME CARE-CAPITOL REGION, INC.

SYNERGY HOME CARE-CENTRAL REGION, INC.

SYNERGY HOME CARE-NORTHEASTERN REGION, INC.

SYNERGY HOME CARE-NORTHSHORE REGION, INC.

SYNERGY HOME CARE-NORTHWESTERN REGION, INC.

SYNERGY HOME CARE-SOUTHEASTERN REGION, INC.

SYNERGY, INC.

TAR HEEL HEALTH CARE SERVICES, LLC

TEXAS HEALTH MANAGEMENT GROUP, LLC

THC – CHICAGO, INC.

THC – HOUSTON, INC.

THC – NORTH SHORE, INC.

THC – ORANGE COUNTY, INC.

THC–SEATTLE, INC.

THE AMERICAN HEARTLAND HOSPICE CORP.

THE HOME OPTION, LLC

THE HOME TEAM OF KANSAS, LLC

THE THERAPY GROUP, INC.

THEREX, INC.

TOTAL CARE HOME HEALTH OF LOUISBURG, LLC

TOTAL CARE HOME HEALTH OF NORTH CAROLINA, LLC

TOTAL CARE HOME HEALTH OF SOUTH CAROLINA, LLC

TOWER HILL NURSING, L.L.C.

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

TRANSITIONAL HOSPITALS CORPORATION OF INDIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF LOUISIANA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEVADA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF NEW MEXICO, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TAMPA, INC.

TRANSITIONAL HOSPITALS CORPORATION OF TEXAS, INC.

TRANSITIONAL HOSPITALS CORPORATION OF WISCONSIN, INC.

TRINITY HOSPICE OF TEXAS, LLC

TRIUMPH HEALTHCARE HOLDINGS, INC.

TRIUMPH HEALTHCARE SECOND HOLDINGS, LLC

TRIUMPH HEALTHCARE THIRD HOLDINGS, LLC

TRIUMPH HOSPITAL NORTHWEST INDIANA, INC.

TRIUMPH REHABILITATION HOSPITAL NORTHERN INDIANA, LLC

TRIUMPH REHABILITATION HOSPITAL OF NORTHEAST HOUSTON, LLC

TUCKER NURSING CENTER, INC.

TULSA SPECIALTY HOSPITAL L.L.C.

VAN WINKLE HOME HEALTH CARE, INC.

VERNON HOME HEALTH CARE AGENCY, LLC

VISTA HOSPICE CARE, LLC

VISTACARE OF BOSTON, LLC

VISTACARE USA, LLC

VISTACARE, LLC

VOYAGER HOME HEALTH, INC.

VOYAGER HOSPICECARE, INC.

VTA MANAGEMENT SERVICES, LLC

VTA STAFFING SERVICES, LLC

WE CARE HOME HEALTH SERVICES, INC.

WELLSTREAM HEALTH SERVICES, LLC

WEST TEXAS, LLC

WIREGRASS HOSPICE CARE, LLC

WIREGRASS HOSPICE LLC

WIREGRASS HOSPICE OF SOUTH CAROLINA, LLC

YGNACIO VALLEY CARE CENTER, L.L.C.

By:	/s/ Joseph L. Landenwich
Name:	Joseph L. Landenwich
Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

ODYSSEY HEALTHCARE OPERATING A, LP
ODYSSEY HEALTHCARE OPERATING B, LP
ODYSSEY HEALTHCARE MANAGEMENT, LP

BY: ODYSSEY HEALTHCARE GP, LLC, as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

FAMILY HOSPICE, LTD.
FHI MANAGEMENT, LTD.

BY: FHI GP, INC., as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

VOYAGER ACQUISITION, L.P.

BY: AMERICAN HOSPICE, INC., as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

FOOTHILL NURSING COMPANY PARTNERSHIP
HILLHAVEN–MSC PARTNERSHIP

BY: KINDRED NURSING CENTERS WEST, L.L.C., as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

KINDRED HOSPITALS LIMITED PARTNERSHIP
KINDRED NURSING CENTERS CENTRAL LIMITED PARTNERSHIP

BY: KINDRED NURSING CENTERS LIMITED PARTNERSHIP, as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

KINDRED NURSING CENTERS LIMITED PARTNERSHIP

BY: KINDRED NURSING CENTERS EAST, L.L.C., as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

TRIUMPH SOUTHWEST, L.P.
TRIUMPH HOSPITAL OF EAST HOUSTON, L.P.
TRIUMPH HOSPITAL OF NORTH HOUSTON, L.P.

BY: NEW TRIUMPH HEALTHCARE OF TEXAS, LLC, as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

NEW TRIUMPH HEALTHCARE, LLP

BY: NEW TRIUMPH HEALTHCARE, INC., as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

REHABCARE GROUP OF AMARILLO, LP
REHABCARE GROUP OF ARLINGTON, LP

BY: REHABCARE GROUP, INC., as General Partner

By:	/s/ Joseph L. Landenwich
	Name:	Joseph L. Landenwich
	Title:	Authorized Signatory

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Incremental Term Lender and Administrative Agent

By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Executive Director

[Signature Page to Incremental Amendment No. 2 to Term Loan Credit Agreement]